UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 1010

RadNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by RadNet, Inc. (“RadNet”) with the Securities and Exchange Commission on December 6, 2010 (the “Initial 8-K”), announcing the completion of the acquisition of five imaging centers in Northern New Jersey and a 50% equity interest in a sixth center from Progressive Health, LLC and certain affiliates and related entities (the “Acquisition”).  As permitted under Items 9.01(a)(4) of Form 8-K, the Initial 8-K did not include certain financial statements and pro forma financial information.  RadNet is filing this amendment to provide the (i) historical audited and unaudited financial information of Progressive Health, LLC and certain affiliates and related entities and (ii) unaudited pro forma financial information of RadNet, Inc., in each case, required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

This Form 8-K/A amends the Initial 8-K to include the financial statements, financial information and pro forma financial information required by Item 9.01 pertaining to the Acquisition. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Although the initial Form 8-K contemplated that the financial statements required by Item 9.01 would be filed on or before December 15, 2010, we have determined that the deadline for filing the financial statements is on or before February 17, 2010 (such date being 71 calendar days after the date the initial Form 8-K was required to be filed).

(a)  Financial Statements of Business Acquired

The following financial statements of Progressive Health, LLC and affiliates are being filed with this report as Exhibit 99.1:

•	Independent Auditor’s Report of Tobin & Collins, C.P.A., P.A.;
•	Consolidated and Combined Balance Sheets as of December 31, 2009 and 2008;
•	Consolidated and Combined Statements of Income for the year ended December 31, 2009 and 2008;
•	Consolidated and Combined Statements of Cash Flow for the year ended December 31, 2009 and 2008;
•	Notes to Consolidated Financial Statements;
•	Unaudited Consolidated and Combined Balance Sheets as of September 30, 2010;
•	Unaudited Consolidated and Combined Statements of Income for the nine months ended September 30, 2010 and 2009;
•	Unaudited Consolidated and Combined Statements of Cash Flow for the nine months ended September 30, 2010 and 2009; and
•	Notes to Unaudited Consolidated Financial Statements.

(b)  Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information is being filed with this report as Exhibit 99.2:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2010;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009;

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The unaudited pro forma condensed consolidated financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what RadNet’s financial position or results of operations actually would have been had RadNet completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

 (d) Exhibits

Exhibit 2.1	– Membership Interests Purchase Agreement dated September 7, 2010 by and among New Jersey Imaging Partners, Inc., RadNet, Inc., Progressive Health, LLC and the other parties named therein.

Exhibit 2.2	– Purchase Agreement dated September 7, 2010 by and between New Jersey Imaging Partners, Inc. and Progressive Medical Imaging of Rutherford, LLC.

Exhibit 23.1	– Consent of Tobin & Collins, C.P.A., P.A.

Exhibit 99.1	– Audited and unaudited consolidated and combined financial statements of Progressive Health, LLC and certain affiliates and related entities.

Exhibit 99.2	– Unaudited pro forma condensed consolidated financial information of RadNet, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadNet, Inc.

Dated: January 7, 2011	By:	/s/ Jeffrey L. Linden
Jeffrey L. Linden Executive Vice President and General Counsel